Exhibit 10.22

Confidential

	Purchase Order	1006196
Datron World Communications, Inc.	Page	1
3055 Enterprise Court	Date	10/8/2013
Vista CA 92081	Buyer	LGarcia
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	NET 15

T000032
MIKE MALONE TECHNICAL COMMUNICATIONS CORP 100 DOMINO DRIVE CONCORD MA 01742-2892	Datron World Communications, Inc. 3055 Enterprise Court Vista, CA 92081 Phone: 750-597-1500
Phone: 978-287-6333
Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

☐ Fax Sent Prior Do Not Duplicate	☐ Verbal Placed Prior Do Not Duplicate

*** PURCHASE ORDER CHANGES ***
10/4/13 - LN 20, PRICE ADJUSTMENT. LG
10/8/13 - LN 20, REDUCED QUANTITY & LN 30, ADDED. LG

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
10	******	******	EA	701454	******	******	******
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC			421-24741 (AFGHAN KEY ONLY)

ITAR CONTROLLED. This item is controlled by the U.S. Dept of State.

20	******	******	EA	701614	******	******	******
				AUDIO CIPHERING HANDSET, AFGHAN, UNTESTED
	Manufacturer			Mfg Part Number
	TCC			401-25470 (AFGHAN)

“PLEASE EXPEDITE, DATRON NEED DATE IS ******”

NOTE: PER TCC (MIKE) LEAD TIME IS 120 TO 180 DAYS ~ ******

10/4/13 - PRICE ADJUSTMENT FROM ****** LG

10/8/13 - SPLIT DELIVERY, REDUCED QUANTITY FROM (180 EA) TO (50 EA) AND MOVED (130 EA) TO LN 30 DUE TO LEAD TIME. LG

30	******	******	EA	701614	******	******	******
AUDIO CIPHERING HANDSET, AFGHAN, UNTESTED

Buyer/Purchasing Agent	Date	Manager	Date

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

	Purchase Order	1006196
Datron World Communications, Inc.	Page	2
3055 Enterprise Court	Date	10/8/2013
Vista CA 92081	Buyer	LGarcia
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	NET 15

T000032
MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3055 Enterprise Court
100 DOMINO DRIVE	Vista, CA 92081
CONCORD MA 01742-2892	Phone: 750-597-1500
Phone: 978-287-6333
Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

☐ Fax Sent Prior Do Not Duplicate	☐ Verbal Placed Prior Do Not Duplicate

*** PURCHASE ORDER CHANGES ***
10/4/13 - LN 20, PRICE ADJUSTMENT. LG
10/8/13 - LN 20, REDUCED QUANTITY & LN 30, ADDED. LG

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
	Manufacturer			Mfg Part Number
	TCC			401-25470 (AFGHAN)

“PLEASE EXPEDITE ~ NEED AS SOON AS POSSIBLE”

------ AN EARLY DELIVERY WILL BE ACCEPTED ------

* * * * * * * * * SHIP NEXT DAY AIR * * * * * * * * *

******

PLEASE CONFIRM RECEIPT OF PO, PRICE AND DELIVERY.

ADVISE ON ANY CHANGES OR DELAYS TO THIS ORDER.

THANK YOU,

LAURA GARCIA

PHONE: (760) 597-3831

E-MAIL: lgarcia@dtwc.com

FAX: (760) 597-3817 [7/12/13 - NEW FAX NUMBER]

Buyer/Purchasing Agent	Date	Manager	Date

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

	Purchase Order	1006196
Datron World Communications, Inc.	Page	3
3055 Enterprise Court	Date	10/8/2013
Vista CA 92081	Buyer	LGarcia
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	NET 15

T000032
MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3055 Enterprise Court
100 DOMINO DRIVE	Vista, CA 92081
CONCORD MA 01742-2892	Phone: 750-597-1500
Phone: 978-287-6333
Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

☐ Fax Sent Prior Do Not Duplicate	☐ Verbal Placed Prior Do Not Duplicate

SEE WWW.DTWC.COM FOR TERMS AND CONDITIONS
AMERICAN CARGO SERVICES PHONE: 800-508-4888
SEND ALL INVOICES TO: BILLUS@DTWC.COM
	Total:	870,153.00

Buyer/Purchasing Agent	Date	Manager	Date

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.